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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Pillowtex Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



 /s/ KPMG PEAT MARWICK LLP


Dallas, Texas
September 26, 1997